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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS'




We consent to the use in this Registration Statement on Form SB-2 (File No. 333-25937) of our report included herein dated February 16, 1999, relating to the consolidated financial statements of DIDAX INC and to the reference to our Firm under the caption "Experts" in the Prospectus.



Hoffman, Morrison & Fitzgerald, P.C.
McLean, Virginia
April 22, 1999